# NOTE RESTRUCTURING AGREEMENT

THIS NOTE RESTRUCTURING AGREEMENT (this "**Agreement**") is made as of January 15, 2009, by and between Private Access, Inc., a California corporation (the "**Company**"), and VirtualHealth Technologies, Inc., a Delaware corporation ("**Investor**"). The Company and Investor are sometimes each referred to herein as a "**Party**" and collectively, as the "**Parties**". As used herein, "**Effective Time**" shall mean the time of the Closing (as defined in the Purchase Agreement (as defined below)).

## RECITALS

WHEREAS, the Company and Investor are parties to that certain Loan, Investment and Security Agreement, dated as of May 19, 2008 (the "**Prior Loan Agreement**"), pursuant to which the Company sold and issued to Investor a secured promissory note with an aggregate principal amount of $1,500,000 (the "**Prior Note**"); and

WHEREAS, the Company desires for Investor to convert the principal amount of the Prior Note into an aggregate principal amount of $1,500,000 of a senior secured convertible promissory note (the "**New Note**") to be issued under that certain Notes Purchase Agreement, of even date herewith (the "**Purchase Agreement**"), by and among the Company, Investor and other investors, and Investor is agreeable to do so under the terms and conditions of this Agreement;

## AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. <u>Conversion of Prior Note</u>.

(a) Effective as of the Effective Time, the Prior Note will be deemed to be canceled, and the $1,500,000 principal amount of the Prior Note will be deemed to be converted into $1,500,000 of principal of the New Note. All accrued but unpaid interest on the Prior Note ($51,273.71) ("**Accrued Interest**") shall be payable as provided in subsection (b) below. In addition, the Company agrees to pay Investor a restructuring fee of $48,726.29 (the "**Restructuring Fee**") as provided in (b) below.

(b) The Company agrees to pay Investor the Accrued Interest and the Restructuring Fee upon the earliest of (i) the date that the Company receives at least $2,000,000 in additional financing in the Company (in the form of equity or debt securities, excluding loan financings from banks and other financial institutions), which amount shall be exclusive of any senior secured convertible promissory notes sold and issued pursuant to the Purchase Agreement (collectively, the "**Notes**"), including the New Note; (ii) the date of the conversion of the New Note into equity securities of the Company pursuant to Section 4(a) of the New Note; or (iii) December 31, 2009. The Accrued Interest and Restructuring Fee shall be paid by wire transfer in accordance with Investor's instructions.

2. Issuance of Equity. If, as of the execution of this Agreement, the Company has not yet issued to Investor a certificate for 106,575 shares of common stock, no par value per share, of the Company (such class of stock, the "**Common Stock**", and such certificate, the "**Certificate**") in accordance with Section 2.3 of the Prior Loan Agreement, then, contemporaneously with the execution of this Agreement by the Parties, the Company shall issue the Certificate to Investor and, upon such issuance, all obligations of the Company under Section 2.3 of the Prior Loan Agreement will be satisfied in full.

3. Capital Stock Equivalents. As used herein, "**Capital Stock Equivalents**" means all rights, warrants, options (including, without limitation, any options or other securities issued under any plan of the Company), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible into, directly or indirectly, capital stock of the Company and securities convertible for or exchangeable into equity interests of the Company, whether at the time of issuance, upon the passage of time or upon the occurrence of some future event.

4. Right of First Offer.

(a) From and after the Effective Time, the Company agrees that it will not issue any capital stock of the Company or any Capital Stock Equivalents (excluding: (i) any sales of securities pursuant to an effective registration statement under the Securities Act of 1933, as amended; (ii) any sale or issuance of securities to a non-profit entity or industry partner pursuant to a debt funding, grant funding or research and development project by any such non-profit entity or industry partner; (iii) a pool of up to 599,454 shares of Common Stock (as appropriately adjusted for stock splits, stock dividends, reorganizations and the like), which pool may be used only for the issuance of capital stock of the Company and Capital Stock Equivalents to employees, consultants, directors and advisory board members of the Company; (iv) any capital stock or Capital Stock Equivalents issued to banks, equipment lessors or other lessors pursuant to a loan financing or commercial leasing transaction; (v) any shares of capital stock issuable upon conversion of Common Stock Equivalents outstanding as of the Effective Time (including any capital stock or Capital Stock Equivalents issuable upon the conversion of the Notes); and (vi) any capital stock issuable upon conversion of any series of preferred stock that the Company may from time to time authorize and issue (excluding the issuance of any shares of preferred stock)) (the "**New Securities**"), without first offering to sell all of such New Securities to Investor (the "**Right of First Offer**") on the terms and conditions specified by the Company (the "**Offering Terms**"), subject to subsection (b) below. In the event that the Company desires to issue or sell any New Securities (each, an "**Offering**"), it shall provide Investor with written notice of the Offering, including the Offering Terms (the "**Offer Notice**")."

(b) Investor shall have ten (10) days following its receipt of the Offer Notice (the "**Election Period**") to elect in writing to purchase all or any portion of the New Securities offered in the Offering (the "**Election Notice**"). If Investor delivers an Election Notice to the Company within the Election Period, then: (i) such purchase by Investor shall close and fund within thirty (30) days after delivery by Investor of the Election Notice; and (ii) the Company shall sell and issue Investor the number of New Securities specified on the Election Notice and, for no additional consideration, issue Investor that number of New Securities equal to ten percent (10%) of the New Securities so purchased by Investor.

(c) If the offer set forth in the Offer Notice is not accepted by Investor, then the Company may sell such New Securities, or a ratable portion thereof, to any third-party purchaser (the **"Purchaser"**) at any time within one hundred eighty (180) days after the last day of the Election Period, provided that such sale shall be made on terms no more favorable to the Purchaser than the terms contained in the Offer Notice. In the event that the New Securities are not sold in accordance with the terms of the preceding sentence, then they cannot be sold without again going through the procedures set forth in this Section 4.

5. Board Seat. From and after the Effective Time, Investor shall have the right to designate one member (the "**Investor Designee**") to the Company's Advisory Board and the Company's Board of Directors, and in each case, all committees thereof (collectively, the "**Company Boards**"), and the Company and shareholders executing the signature page to this Agreement hereby agree to cause such Investor Designee to be elected to the Company Boards. The Investor Designee shall serve until the first to occur of his/her death, resignation or removal from office by Investor; it being agreed and understood that only Investor may remove an Investor Designee; it being further agreed and understood that upon the occurrence of any removal, Investor Designee shall have the right to designate a new Investor Designee and the Company and shareholders executing the signature page to this Agreement hereby agree to cause such Investor Designee to be elected to the Company Boards. The initial Investor Designee shall be Deborah L. Jenkins; it being agreed and understood that Ms. Jenkins shall be elected to the Company Boards at the Closing. Each Investor Designee shall be entitled to receive from the Company for his/her services whatever compensation or remuneration paid to other directors of the Company, including the right to receive warrants commensurate with all members of Company Boards. The rights of Investor set forth in this Section 5 are collectively referred to herein as the "**Board Designation Rights**".

6. Inspection Rights. The Company covenants and agrees with Investor that from and after the Effective Time, the Company shall be entitled to appoint one representative (the "**Representative**") to examine the books and records of the Company, inspect its facilities, and receive other information at reasonable times and intervals, up to once per calendar quarter, concerning the general status of the Company's financial condition and operations (such rights, the "**Inspection Rights**"). The Company shall not be required under this Agreement to provide access to attorney/client privileged communications or other information or facilities of a sensitive nature the disclosure of which to Investor would be materially detrimental to the Company, as determined in good faith by the Company's Board of Directors. Except as otherwise required by applicable law or with respect to the exercise of any of Investor's rights under law or in equity, Investor, the Representative and any other authorized representative acting on behalf of Investor pursuant to this Agreement shall maintain the confidentiality of all proprietary Company information acquired pursuant to this Agreement and shall not disclose or use such information other than with the Company's prior written consent. Investor and the Representative recognize that all confidential information and/or intellectual property revealed, if any, is the sole property of the Company and that no license whatsoever is granted in connection with such information or intellectual property.

7. Termination of Rights. Each of the Right of First Offer, the Board Designation Rights and the Inspection Rights shall terminate upon the earliest to occur of (i) the consummation of a sale of the Company's securities pursuant to a registration statement filed by

the Company under the Securities Act of 1933, as amended, in connection with a firm commitment underwritten offering of the Company's securities to the general public with gross proceeds to the Company of at least $20,000,000; (ii) the closing of an underwritten public offering of securities of the Company in a jurisdiction outside of the United States with gross proceeds to the Company of at least $20,000,000; (iii) a Change of Control (as defined in the Notes) resulting in the purchase of 100% of Investor's interests in the Company, whether through cash, stock or a combination thereof; (iv) the date upon which the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended because it has reached the minimum shareholder threshold thereunder; or (v) the date that the Company repays in full all outstanding amounts owed by the Company under the New Note and this Agreement. The confidentiality provisions set forth in Section 6 will survive any such termination.

8. Waiver of Right of First Offer. Other than with respect to the New Note, VHTI hereby waives the right of first offer (including any related right of notice) granted to it pursuant to the Prior Loan Agreement with respect to the issuance of the Notes under the Purchase Agreement and the equity securities of the Company issuable, directly or in directly, upon the conversion of such Notes.

9. Miscellaneous.

(a) Expenses and Attorney's Fees. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court. Upon execution of this Agreement by the Parties, the Company shall pay the legal fees and costs of Jackson Walker L.L.P., counsel to Investor, up to a maximum amount of $9,000.00, payable within thirty (30) days of the Closing (as defined in the Purchase Agreement).

(b) Notices. All notices, requests, demands, claims and other communications permitted or required to be given hereunder must be in writing and shall be deemed duly given and received (i) if personally delivered, when so delivered, (ii) if mailed, three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if sent by electronic facsimile, once transmitted to the fax number specified below and once the appropriate facsimile confirmation is received, provided that a copy of such notice, request, demand, claim or other communication is promptly thereafter sent in accordance with the provisions of clause (ii) or (iv) hereof, or (iv) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

| | |
|---|---|
| If to Investor: | VirtualHealth Technologies, Inc.<br>777 Main Street, Suite 3100<br>Fort Worth, Texas 76012<br>Attention: Chief Executive Officer |
| If to the Company: | Private Access, Inc.<br>199 Technology Drive, Suite 150<br>Irvine, California 92618<br>Attention: President |

Any Party may give any notice, request, demand, claim or other communication hereunder using any other written means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered to it by giving each other Party notice in the manner herein set forth.

(c) Governing Law. THIS AGREEMENT, THE ENTIRE RELATIONSHIP OF THE PARTIES HERETO, AND ANY LITIGATION BETWEEN THE PARTIES (WHETHER GROUNDED IN CONTRACT, TORT, STATUTE, LAW OR EQUITY) SHALL BE INTERPRETED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

(d) Venue for Disputes. THE COURTS OF THE NORTHERN DISTRICT OF TEXAS, LOCATED IN DALLAS, TEXAS, FEDERAL OR STATE, SHALL HAVE EXCLUSIVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(e) Waiver; Remedies Cumulative. The rights and remedies of the Parties hereunder are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless made in writing and signed by each other Party; (ii) no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Party shall be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f) Severability. If any provision of this Agreement, or the application of any such provision to any person, entity or circumstance, is held to be unenforceable or invalid by any court of competent jurisdiction or under any applicable law, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby. Without limiting the foregoing, the covenants and obligations contained in this Agreement shall be construed as separate covenants and obligations, covering their respective subject matters. Each breach of a covenant or obligation set forth in this Agreement shall give rise to a separate and independent cause of action.

(g) Specific Performance. Each party hereto agrees that money damages would not be a sufficient remedy for any breach of the provisions of this Agreement by the any other party hereto, and that each party hereto shall be entitled to injunctive relief or specific

performance as a remedy for any breach hereof, in addition to all other remedies available at law or in equity to any party hereto.

(h) Entire Agreement; Modification. This Agreement, the Purchase Agreement and the other agreements, documents and instruments referred to herein and in the Purchase Agreement collectively constitute the entire and final agreement among the Parties with respect to the subject matter hereof, and supersede and replace all prior agreements, understandings, commitments, communications and representations made between the Parties, whether written or oral, with respect to the subject matter hereof. Notwithstanding the foregoing, the Parties agree that effective as of the Effective Time, the Prior Loan Agreement is expressly superseded by this Agreement and the Transaction Documents (as defined in the Notes). This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by both Parties.

(i) No Assignment; Successors and Assigns; No Third-Party Rights. No Party may assign any or all of his/its rights under this Agreement to any person without the prior written consent of the other Party. Any attempted assignment or assumption without such written consent shall be null and void and without legal effect. Subject to the foregoing, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the Parties. Nothing expressed or referred to in this Agreement shall be construed to give any person other than the Parties any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

(j) Publicity. Neither Investor nor the Company shall make any public announcements concerning this transaction without first securing the prior written approval of the other party, provided that neither party shall unreasonably withhold or delay their approval except to assure that such announcement is factually correct and does not disclose confidential information; provided, further, however, that the Parties acknowledge and agree that this is a material contract to Investor, which is a publicly-traded company that files reports under the Securities Exchange Act of 1934, and as such, Investor must file this Agreement, the Purchase Agreement, the New Note and the Security Agreement (as defined in the Notes) with the Securities and Exchange Commission, and such filing will not require the consent of the Company.

10. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

**PRIVATE ACCESS, INC.**

By:______________________________
Robert H. Shelton,
Chief Executive Officer

**VIRTUAL HEALTH TECHNOLOGIES, INC.**

By:______________________________
Scott A. Haire,
Chief Executive Officer

Each of the undersigned shareholders of the Company, owning the number and type of shares of capital stock set forth below their respective names below (and in the aggregate, owning on the Execution Date approximately 58% of the issued and outstanding shares of Common Stock), hereby executes this Agreement for the sole purpose of being bound by and subject to the provisions of Section 5 of the Agreement.

______________________________
W. Halden Conner
Type of Securities Owned: Common Stock
Number of Shares Owned: 378,000

______________________________
Robert H. Shelton
Type of Securities Owned: Common Stock
Number of Shares Owned: 360,000

ALLCARE HEALTH MANAGEMENT SYSTEM, INC.

By:______________________________
W. Halden Conner, President
Type of Securities Owned: Common Stock
Number of Shares Owned: 180,000

______________________________
Thomas G. Plaskett
Type of Securities Owned: Common Stock
Number of Shares Owned: 166,320

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

**PRIVATE ACCESS, INC.**

By: ______________________
Robert H. Shelton,
Chief Executive Officer

**VIRTUAL HEALTH TECHNOLOGIES, INC.**

By: ______________________
Scott A. Haire,
Chief Executive Officer

Each of the undersigned shareholders of the Company, owning the number and type of shares of capital stock set forth below their respective names below (and in the aggregate, owning on the Execution Date approximately 58% of the issued and outstanding shares of Common Stock), hereby executes this Agreement for the sole purpose of being bound by and subject to the provisions of Section 5 of the Agreement.

______________________
W. Halden Conner
Type of Securities Owned: Common Stock
Number of Shares Owned: 378,000

______________________
Robert H. Shelton
Type of Securities Owned: Common Stock
Number of Shares Owned: 360,000

ALLCARE HEALTH MANAGEMENT SYSTEM, INC.

By: ______________________
W. Halden Conner, President
Type of Securities Owned: Common Stock
Number of Shares Owned: 180,000

______________________
Thomas G. Plaskett
Type of Securities Owned: Common Stock
Number of Shares Owned: 166,320

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

**PRIVATE ACCESS, INC.**

By:______________________________
Robert H. Shelton,
Chief Executive Officer

**VIRTUALHEALTH TECHNOLOGIES, INC.**

By:______________________________
Scott A. Haire,
Chief Executive Officer

Each of the undersigned shareholders of the Company, owning the number and type of shares of capital stock set forth below their respective names below (and in the aggregate, owning on the Execution Date approximately 58% of the issued and outstanding shares of Common Stock), hereby executes this Agreement for the sole purpose of being bound by and subject to the provisions of Section 5 of the Agreement.

______________________________
W. Halden Conner
Type of Securities Owned: Common Stock
Number of Shares Owned: 378,000

______________________________
Robert H. Shelton
Type of Securities Owned: Common Stock
Number of Shares Owned: 360,000

ALLCARE HEALTH MANAGEMENT SYSTEM, INC.

By:______________________________
W. Halden Conner, President
Type of Securities Owned: Common Stock
Number of Shares Owned: 180,000

TGPlaskett
______________________________
Thomas G. Plaskett
Type of Securities Owned: Common Stock
Number of Shares Owned: 166,320

KEYSTONE EQUITY PARTNERS, LLC

By: ______________________________

Thomas Blanton, President
Type of Securities Owned: Common Stock
Number of Shares Owned: 113,400

KIRSHBAUM-FARBER LIVING TRUST

By: ______________________________

Marc D. Kirshbaum, Trustee
Type of Securities Owned: Common Stock
Number of Shares Owned: 60,000

KEYSTONE EQUITY PARTNERS, LLC

By: ______________________________

Thomas Blanton, President
Type of Securities Owned: Common Stock
Number of Shares Owned: 113,400

KIRSHBAUM-FARBER LIVING TRUST

By: ______________________________

Marc D. Kirshbaum, Trustee
Type of Securities Owned: Common Stock
Number of Shares Owned: 60,000